Exhibit 10.56

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT
                                      AMONG
                QORUS.COM, INC., TMT HOLDINGS, INC., AELIX, INC.
                                       AND
                           AVERY COMMUNICATIONS, INC.

     This First Amendment to Asset Purchase Agreement (the "Amendment") is entered into by and among Qorus.com, Inc., a Delaware corporation, TMT Holdings, Inc., a Delaware corporation, Aelix, Inc., a Delaware corporation, and Avery Communications, Inc., a Delaware corporation, as of this 17th day of October, 2001, in accordance with the provisions of that certain Asset Purchase Agreement by and among the parties hereto dated as of May 29, 2001 (the "Asset Purchase Agreement").

                                    RECITALS

         A. Section 13.3 of the Asset Purchase Agreement provides that the Asset Purchase Agreement may be amended by a written instrument signed by the parties thereto at any time, whether before or after the Parent Stockholder Consent has been obtained; provided, however, that after the Parent Stockholder Consent has been obtained, there shall be made no amendment that by law requires further approval by the stockholders of Parent without the further approval of such stockholders.

         B. The parties have consented to the amendment of Section 3.1 of the Asset Purchase Agreement as hereinafter provided and such amendment does not require the further approval of the stockholders of Parent.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Amendment and the Asset Purchase Agreement, the parties hereby agree as follows:

          1. Definitions. All definitions used herein shall have the same meaning as such definitions have in the Asset Purchase Agreement, unless expressly stated otherwise.

          2.   Amendment  to Asset  Purchase  Agreement.  The first  sentence of
               Section 3.1 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

               "Section 3.1 CLOSING. The Closing (the "Closing") of the purchase and sale of the Acquired Assets shall be held at 10:00 a.m. on November 30, 2001, or as soon as practicable following the satisfaction or waiver of the conditions set forth in Section 4.1 and Section 4.2 (excluding those conditions intended to be satisfied at such Closing)."
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          3.   No  Further  Amendments.  The  Asset  Purchase  Agreement  is not
               further amended except as expressly authorized hereby.

          4. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the parties to the Asset Purchase Agreement and such parties' successors and assigns.

          5. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. Signatures to this Amendment may be transmitted by facsimile and to the extent so transmitted shall be deemed effective as originals.

               [The remainder of this page is intentionally left blank.]

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         IN WITNESS  WHEREOF,  the undersigned have duly executed this Amendment as of the date first written above.


              QORUS.COM, INC.


              By:  /s/  Thomas C. Ratchford
                ---------------------------
                  Thomas C. Ratchford
                  Chief Financial Officer


              TMT HOLDINGS, INC.


              By:  /s/  Thomas C. Ratchford
                   ------------------------
                  Thomas C. Ratchford
                  Chief Financial Officer


              AELIX, INC.


              By:  /s/  Thomas C. Ratchford
                   ------------------------
                  Thomas C. Ratchford
                  Chief Financial Officer


              AVERY COMMUNICATIONS, INC.


              By:/s/  Scot M. McCormick
                -------------------------
                  Scot M. McCormick
                  Vice President and
                  Chief Financial Officer